UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017 (October 3, 2016)

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

MeetMe, Inc. (the “Company” or “MeetMe”) is filing this Current Report on Form 8-K/A (this “Amendment No. 2”) to amend “Item 9.01 – Financial Statements and Exhibits” included in the Company’s Current Report on Form 8-K filed on October 4, 2016, as amended by its Current Report on Form 8-K/A filed on December 14, 2016 (collectively, the “Original Filings”). The Company is filing this Amendment No. 2 for the purpose of amending and restating (i) the unaudited historical condensed consolidated financial statements as of September 30, 2016 (unaudited) and for the nine months ended September 30, 2016 and 2015 (unaudited) of Skout, Inc. (“Skout”) to be consistent with MeetMe’s (a) revenue recognition policy for the nine months ended September 30, 2015 and (b) methodology for operating expense classification for the nine months ended September 30, 2016 and (ii) the unaudited pro forma combined financial information to include an updated preliminary purchase price allocation.

The information previously reported on the Original Filings is incorporated by reference into this Amendment No. 2. Except as set forth herein, no modifications have been made to information contained in the Original Filings, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Filings.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The historical consolidated financial statements of Skout for the years ended December 31, 2015 and 2014, including the notes to such financial statements (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed December 14, 2016 and incorporated by reference herein) and the report of the independent auditor thereon (Filed as Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed December 14, 2016 and incorporated by reference herein), and the historical condensed consolidated financial statements of Skout as of September 30, 2016 (unaudited) and for the nine months ended September 30, 2016 and 2015 (unaudited) are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial statements as of September 30, 2016, for the year ended December 31, 2015 and the nine months ended September 30, 2016 and the notes related thereto, which reflect the acquisition of Skout, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION
23.1

Consent of Baker Tilly Virchow Krause, LLP, independent auditors of Skout (Filed as Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed December 14, 2016 and incorporated by reference herein)

99.1

The consolidated financial statements of Skout for the years ended December 31, 2015 and 2014 (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed December 14, 2016 and incorporated by reference herein)

99.2	The condensed consolidated financial statements of Skout as of September 30, 2016 (unaudited) December 31, 2015, and for the nine months ended September 30, 2016 and 2015 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2016, for the year ended December 31, 2015 and the nine months ended September 30, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2017	MEETME, Inc.

	By:	/s/ Geoffrey Cook
Geoffrey Cook
Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23.1

Consent of Baker Tilly Virchow Krause, LLP, independent auditors of Skout (Filed as Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed December 14, 2016 and incorporated by reference herein)

99.1

The consolidated financial statements of Skout for the years ended December 31, 2015 and 2014 (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed December 14, 2016 and incorporated by reference herein)

99.2	The condensed consolidated financial statements of Skout as of September 30, 2016 (unaudited) December 31, 2015, and for the nine months ended September 30, 2016 and 2015 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2016, for the year ended December 31, 2015 and the nine months ended September 30, 2016

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